Subsequent events	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Subsequent events
29.	Subsequent events
Stock Grants
During the first quarter of 2022, the Compensation Committee of the Company’s Board of Directors approved
3
 awards. Awards under these plans will grant approximately 25,643 shares of non-vested
stock, which will vest over a period of three to five years. The Company estimates the fair value of these awards to be approximately $2.4 million and the 2022 compensation cost for these plans will be $1.1 million.
Covid
-19
During the first quarter of 2022, the Company had 1,300 canceled flights (4% scheduled flights) due to the impact of the increase in positive Covid cases in a group of its employees, mainly driven by the Omicron variant.
The
COVID-19
pandemic is still having a negative impact on the economies of the countries in which the Company operates, thereby reducing the demand for air travel. Individual countries’ laws and regulations that require passengers to be vaccinated and tested for Covid could materially adversely affect the passenger demand. However, the Company currently believes that the impact of Omicron will be temporary and that the recovery of international air travel demand should resume later in the first quarter.
The Company has taken proactive actions, focusing on reducing fixed costs, further bolstering the liquidity position, to continue strengthening its long term competitive position and to implement initiatives to further strengthen its network and product in the post
COVID-19
world.
Conflict between Russia and Ukraine
The conflict between Russia and Ukraine beginning in February 2022 has lead to an increase in fuel costs. Due to the evolving nature of the conflict, the Company can neither predict the duration of the increasing fuel costs nor the extent of its impact on its business operations